                                                 Exhibit 23.1


                        Consent of Independent Auditors
                        -------------------------------


The Board of Directors
Cablevision Systems Corporation
 and A-R Cable Services, Inc.:

We consent to the use of our reports, incorporated herein by reference, and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus and the Registration Statement of Cablevision Systems Corporation on Form S-4.



                                                 KPMG Peat Marwick LLP


Jericho, New York
April 15, 1996